Exhibit 99.2

Trend Sheet for GAAP Statement of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended
	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006
Income Statement
Net revenues	$74,118	$75,519	$62,659	$60,380	$76,850	$66,003	$59,315	$56,753
Hardware revenues	16,066	17,240	6,199	2,293	19,890	13,476	6,503	1,719
Cost of hardware revenues	23,885	29,114	28,271	10,648	43,534	31,925	21,607	15,146
Service and Technology revenues	$58,052	$58,279	$56,460	$58,087	$56,960	$52,527	$52,812	$55,034
Service revenues	51,025	52,940	53,376	54,155	53,543	49,000	49,430	46,951
Technology revenues	7,027	5,339	3,084	3,932	3,417	3,527	3,382	8,083
Cost of service & technology revenues	$17,271	$15,650	$13,760	$13,662	$15,921	$13,826	$12,629	$17,801
Cost of service revenues (1)	12,019	10,738	10,064	10,155	12,445	10,820	9,628	10,435
Cost of technology revenues (1)	5,252	4,912	3,696	3,507	3,476	3,006	3,001	7,366
Gross margin of service & technology revenues	$40,781	$42,629	$42,700	$44,425	$41,039	$38,701	$40,183	$37,233
Operating expenses
Research and development (1)	$15,416	$14,049	$15,070	$14,245	$12,755	$12,221	$12,891	$12,861
Sales and marketing (1)	7,336	5,967	5,381	5,303	6,784	5,450	5,439	4,847
Sales and marketing, subscription acquisition costs	7,195	9,050	9,015	5,790	9,915	5,016	3,053	2,783
General and administrative (1)	10,234	11,106	10,392	11,222	8,852	9,811	11,091	15,059
Interest and other income (expense)	$883	$1,173	$1,540	$1,333	$1,418	$1,158	$959	$1,059
Provision for income tax	(22)	—	—	(8)	(17)	(4)	(12)	(19)
Net income (loss)	(6,358)	(8,244)	(17,690)	835	(19,510)	(11,092)	(6,448)	(10,704)
Net income (loss) per basic and diluted common share	$(0.06)	$(0.08)	$(0.18)	$0.01	$(0.20)	$(0.12)	$(0.07)	$(0.13)
Weighted average common shares outstanding - basic	98,518	97,611	97,084	96,829	96,415	91,930	85,978	85,134
Weighted average common shares outstanding - diluted	98,518	97,611	97,084	98,047	96,415	91,930	85,978	85,134
Balance Sheet & Cash Flow
Cash & cash equivalents, and short-term investments	$99,106	$82,458	$97,629	$101,784	$128,765	$106,965	$75,118	$92,351
Net cash provided by (used in) operating activities (YTD)	32,090	(44,523)	(29,906)	(26,213)	(33,507)	(55,212)	(32,796)	(14,150)

(1) Includes Stock-based compensation expenses as follows:	$5,697	$7,260	$5,242	$4,640	$3,979	$4,083	$3,563	$3,087
Cost of services revenues	216	178	178	157	117	129	130	94
Cost of technology revenues	729	726	504	463	338	236	243	203
Research and development	1,934	1,797	1,967	1,628	1,419	1,608	1,451	1,118
Sales and marketing	737	660	332	476	385	474	450	340
General and administrative	2,081	3,899	2,261	1,916	1,720	1,636	1,289	1,332

Trend Sheet for Non-GAAP Key Financial Metrics(1)

(unaudited, in thousands except per share data)

	Three Months Ended
	Jan 31, 2008	Oct 31, 2007	July 31, 2007	Apr 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006
Reconciliation to EBITDA and Adjusted EBIDTA
Net income (loss)	$(6,358)	$(8,244)	$(17,690)	$835	$(19,510)	$(11,092)	$(6,448)	$(10,704)
Add back:
Depreciation & amortization	2,675	2,445	2,586	2,620	1,944	2,217	1,868	1,730
Interest income & expense	(1,050)	(1,201)	(1,324)	(1,400)	(1,423)	(1,246)	(988)	(1,060)
Provision for income tax	22	—	—	8	17	4	12	19
EBITDA	$(4,711)	$(7,000)	$(16,428)	$2,063	$(18,972)	$(10,117)	$(5,556)	$(10,015)
Stock-based compensation	5,697	7,260	5,242	4,640	3,979	4,083	3,563	3,087
Adjusted EBITDA	$986	$260	$(11,186)	$6,703	$(14,993)	$(6,034)	$(1,993)	$(6,928)
Subscription Metrics
TiVo-Owned subscription gross additions	109	69	41	57	163	101	74	91
TiVo-Owned subscription cancellations	(76)	(65)	(60)	(56)	(62)	(48)	(44)	(40)
TiVo-Owned churn rate per month	-1.5%	-1.3%	-1.2%	-1.1%	-1.2%	-1.0%	-0.9%	-0.9%
TiVo-Owned net additions (losses)	33	4	(19)	1	101	53	30	51
TiVo-Owned cumulative subscriptions	1,745	1,712	1,708	1,727	1,726	1,625	1,572	1,542
% of TiVo-Owned cumulative subscriptions paying recurring fees	61%	60%	59%	59%	58%	55%	53%	52%
Fully Amortized Active Lifetime Subscriptions	175	190	180	179	165	138	129	122
MSOs/Broadcasters’ Net additions (losses)	(155)	(134)	(126)	(103)	(91)	(37)	(29)	2
Total subscription net additions (losses)	(122)	(130)	(145)	(102)	10	16	1	53
Total cumulative subscriptions	3,946	4,067	4,197	4,342	4,444	4,434	4,418	4,417
TiVo-Owned ARPU & Subscription Acquisition Costs
TiVo-Owned-related service revenues	43,892	46,341	46,823	46,995	45,091	41,427	41,234	38,942
TiVo-Owned average subscriptions	1,727	1,708	1,719	1,729	1,673	1,596	1,559	1,520
TiVo-Owned ARPU per month	$8.47	$9.04	$9.08	$9.06	$8.98	$8.65	$8.82	$8.54
TiVo-Owned total acquisition costs (Quarterly)	15,014	20,924	31,087	14,145	33,559	23,465	18,157	16,210
TiVo-Owned subscription gross additions (Quarterly)	109	69	41	57	163	101	74	91
TiVo-Owned subscription acquisition costs (Quarterly)	138	303	758	248	206	232	245	178
TiVo-Owned total acquisition costs ( 12 months ended)	81,170	99,715	102,256	89,326	91,391	88,459	88,517	82,451
TiVo-Owned subscription gross additions (12 months ended)	276	330	362	395	429	487	478	481
TiVo-Owned subscription acquisition costs (12 months ended)	294	302	282	226	213	182	185	171
MSOs/Broadcasters’ ARPU
MSOs/Broadcasters’-related service revenues	7,133	6,599	6,553	7,160	8,452	7,573	8,196	8,009
MSOs/Broadcasters’ average subscriptions	2,279	2,422	2,554	2,668	2,767	2,837	2,858	2,881
MSOs/Broadcasters’ ARPU per month	$1.04	$0.91	$0.86	$0.89	$1.02	$0.89	$0.96	$0.93

(1)

This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP. See attached reconciliation of Non-GAAP Statement of Operations excluding stock based compensation and related note for further explanation of this non-GAAP financial measure presented herein.

EBITDA and Adjusted EBITDA Results. TiVo’s “EBITDA” means income before interest income and expense, provision for income taxes and depreciation and amortization. TiVo’s “Adjusted EBITDA” is EBITDA less expense for stock-based compensation. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. A table reconciling TiVo’s EBITDA and Adjusted EBITDA to GAAP net income is included with the condensed consolidated financial statements attached to this release. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance. In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors to evaluate our operating performance over multiple periods. Management does not use EBITDA or AEBITDA as a measure of liquidity because, among other things, they do not exclude the impact of deferred revenues associated with the amortization of product lifetime subscriptions. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company’s workforce. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

	Three Months Ended
(Subscriptions in thousands)	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006
TiVo-Owned Subscription Gross Additions:	109	69	41	57	163	101	74	91
Subscription Net Additions/(Losses):
TiVo-Owned	33	4	(19)	1	101	53	30	51
MSOs/Broadcasters	(155)	(134)	(126)	(103)	(91)	(37)	(29)	2

Total Subscription Net Additions/(Losses)	(122)	(130)	(145)	(102)	10	16	1	53
Cumulative Subscriptions:
TiVo-Owned	1,745	1,712	1,708	1,727	1,726	1,625	1,572	1,542
MSOs/Broadcasters	2,201	2,355	2,489	2,615	2,718	2,809	2,846	2,875

Total Cumulative Subscriptions	3,946	4,067	4,197	4,342	4,444	4,434	4,418	4,417
Fully Amortized Active Lifetime Subscriptions	175	190	180	179	165	138	129	122
% of TiVo-Owned Cumulative Subscriptions paying recurring fees	61%	60%	59%	59%	58%	55%	53%	52%

Subscriptions. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our relative position in the marketplace and to forecast future potential service revenues. The TiVo-Owned lines refer to subscriptions sold directly or indirectly by TiVo to consumers who have TiVo-enabled DVRs and for which TiVo incurs acquisition costs. The MSO’s/Broadcasters lines refer to subscriptions sold to consumers by MSOs/Broadcasters such as DIRECTV, Cablevision Mexico, and Comcast and in the future Cox and Seven and for which TiVo expects to incur little or no acquisition costs. Additionally, we provide a breakdown of the percent of TiVo-Owned subscriptions for which consumers pay recurring fees, including on a monthly and a prepaid one, two, or three year basis, as opposed to a one-time prepaid product lifetime fee.

We define a “subscription” as a contract referencing a TiVo-enabled DVR for which (i) a consumer has committed to pay for the TiVo service and (ii) service is not canceled. We have from time-to-time offered a product lifetime subscription for general sale, under which consumers could purchase a subscription that is valid for the lifetime of a particular DVR. We count these as subscriptions until both of the following conditions are met: (i) the period we use to recognize lifetime subscription revenues ends; and (ii) the related DVR has not made contact to the TiVo service within the prior six-month period. Lifetime subscriptions past this period which have not called into the TiVo service for six months are not counted in this total. During the quarter ended April 30, 2006, we discontinued general sale of the product lifetime service option. During the quarter ended January 31, 2008, we began offering product lifetime service subscriptions only to existing customers. Additionally, we have extended the period we use to recognize product lifetime subscription revenues from 48 months to 54 months for lifetime subscriptions acquired on or before October 31, 2007. Additionally, we also increased the amortization period to 60 months for new product lifetime subscriptions acquired on or after November 1, 2007 which are offered on a limited basis and primarily related to the TiVo HD DVR. We are not aware of any uniform standards for defining subscriptions and caution that our presentation may not be consistent with that of other companies. Additionally, the subscription fees that some of our MSO/Broadcasters pay us may be based upon a specific contractual definition of a subscriber or subscription which may not be consistent with how we define subscription for our reporting purposes.

	Three Months Ended
(Subscriptions in thousands)	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006
Average TiVo-Owned subscriptions	1,727	1,708	1,719	1,729	1,672	1,596	1,559	1,520
TiVo-Owned subscription cancellations	(76)	(65)	(60)	(56)	(62)	(48)	(44)	(40)

TiVo-Owned Churn Rate per month	-1.5%	-1.3%	-1.2%	-1.1%	-1.2%	-1.0%	-0.9%	-0.9%

TiVo-Owned Churn Rate per Month. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our ability to retain existing TiVo-Owned subscriptions (including both monthly and product lifetime subscriptions) by providing services that are competitive in the market. Management believes factors such as service enhancements, service commitments, higher customer satisfaction, and improved customer support may improve this metric. Conversely, management believes factors such as increased competition, lack of competitive service features such as high definition television recording capabilities for our low cost product offerings, and increased price sensitivity may cause our TiVo-Owned Churn Rate per month to increase.

We define the TiVo-Owned Churn Rate per month as the total TiVo-Owned subscription cancellations in the period divided by the Average TiVo-Owned subscriptions for the period (including both monthly and product lifetime subscriptions), which then is divided by the number of months in the period. We calculate Average TiVo-Owned subscriptions for the period by adding the average TiVo-Owned subscriptions for each month and dividing by the number of months in the period. We calculate the average TiVo-Owned subscriptions for each month by adding the beginning and ending subscriptions for the month and dividing by two. We are not aware of any uniform standards for calculating churn and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
	Jan 31, 2008	Oct 31, 2007	Jul 31, 2007	Apr 30, 2007	Jan 31, 2007	Oct 31, 2006	Jul 31, 2006	Apr 30, 2006
	(In thousands, except SAC)
Subscription Acquisition Costs
Sales and marketing, subscription acquisition costs	$7,195	$9,050	$9,015	$5,790	$9,915	$5,016	$3,053	$2,783
Hardware revenues	(16,066)	(17,240)	(6,199)	(2,293)	(19,890)	(13,476)	(6,503)	(1,719)
Cost of hardware revenues	23,885	29,114	28,271	10,648	43,534	31,925	21,607	15,146

Total Acquisition Costs	15,014	20,924	31,087	14,145	33,559	23,465	18,157	16,210

TiVo-Owned Subscription Gross Additions	109	69	41	57	163	101	74	91
Subscription Acquisition Costs (SAC)	$138	$303	$758	$248	$206	$232	$245	$178

	Twelve Months Ended
	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	Jul 31, 2006	April 30, 2006
	(In thousands, except SAC)
Subscription Acquisition Costs
Sales and marketing, subscription acquisition costs	$31,050	$33,770	$29,736	$23,774	$20,767	$16,803	$17,259	$18,081
Hardware revenues	(41,798)	(45,622)	$(41,858)	(42,162)	(41,588)	(35,833)	(28,973)	(21,951)
Cost of hardware revenues	91,918	111,567	$114,378	107,714	112,212	107,489	100,231	86,321

Total Acquisition Costs	81,170	99,715	102,256	89,326	91,391	88,459	88,517	82,451

TiVo-Owned Subscription Gross Additions	276	330	362	395	429	487	478	481
Subscription Acquisition Costs (SAC)	$294	$302	$282	$226	$213	$182	$185	$171

Subscription Acquisition Cost or SAC. Management reviews this metric, and believes it may be useful to investors, in order to evaluate trends in the efficiency of our marketing programs and subscription acquisition strategies. We define SAC as our total acquisition costs for a given period divided by TiVo-Owned subscription gross additions for the same period. In the first fiscal quarter of 2008, we revised our definition of total acquisition costs. We now define total acquisition costs as sales and marketing, subscription acquisition costs less net hardware revenues (defined as gross hardware revenues less rebates, revenue share and market development funds paid to retailers) plus cost of hardware revenues. The sales and marketing, subscription acquisition costs line item includes advertising expenses and promotion-related expenses directly related to subscription acquisition activities, but does not include expenses related to advertising sales. We do not include third parties subscription gross additions, such as MSOs/Broadcasters’ gross additions with TiVo subscriptions, in our calculation of SAC because we incur limited or no acquisition costs for these new subscriptions. We are not aware of any uniform standards for calculating total acquisition costs or SAC and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
TiVo-Owned Average Revenue per Subscription	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006
	(In thousands, except ARPU)
Total Service revenues	51,025	52,940	53,376	54,155	53,543	49,000	49,430	46,951
Less: MSOs/Broadcasters-related service revenues	(7,133)	(6,599)	(6,553)	(7,160)	(8,452)	(7,573)	(8,196)	(8,009)

TiVo-Owned-related service revenues	43,892	46,341	46,823	46,995	45,091	41,427	41,234	38,942
Average TiVo-Owned revenues per month	14,631	15,447	15,608	15,665	15,030	13,809	13,745	12,981
Average TiVo-Owned per month subscriptions	1,727	1,708	1,719	1,729	1,673	1,596	1,559	1,520

TiVo-Owned ARPU per month	$8.47	$9.04	$9.08	$9.06	$8.98	$8.65	$8.82	$8.54

	Three Months Ended
MSOs/Broadcasters Average Revenue per Subscription	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006
	(In thousands, except ARPU)
Total Service revenues	51,025	52,940	53,376	54,155	53,543	49,000	49,430	46,951
Less: TiVo-Owned-related service revenues	(43,892)	(46,341)	(46,823)	(46,995)	(45,091)	(41,427)	(41,234)	(38,942)

MSOs/Broadcasters-related service revenues	7,133	6,599	6,553	7,160	8,452	7,573	8,196	8,009
Average MSOs/Broadcasters revenues per month	2,378	2,200	2,184	2,387	2,817	2,524	2,732	2,670
Average MSOs/Broadcasters per month subscriptions	2,279	2,422	2,554	2,668	2,767	2,837	2,858	2,881

MSOs/Broadcasters ARPU per month	$1.04	$0.91	$0.86	$0.89	$1.02	$0.89	$0.96	$0.93

Average Revenue Per Subscription or ARPU. Management reviews this metric, and believes it may be useful to investors, in order to evaluate the potential of our subscription base to generate revenues from a variety of sources, including subscription fees, advertising, and audience research measurement. ARPU does not include rebates, revenue share and other payments to channel that reduce our GAAP revenues. As a result, you should not use ARPU as a substitute for measures of financial performance calculated in accordance with GAAP. Management believes it is useful to consider this metric excluding the costs associated with rebates, revenue share and other payments to channel because of the discretionary and varying nature of these expenses and because management believes these expenses, which are included in hardware revenues, net, are more appropriately monitored as part of SAC. We are not aware of any uniform standards for calculating ARPU and caution that our presentation may not be consistent with that of other companies.

We calculate ARPU per month for TiVo-Owned subscriptions by subtracting MSOs/Broadcaster-related service revenues (which includes MSOs/Broadcasters’ subscription service revenues and MSOs/Broadcasters’-related advertising revenues) from our total reported net service revenues and dividing the result by the number of months in the period. We then divide by Average TiVo-Owned subscriptions for the period, calculated as described above for churn rate. The above table shows this calculation. The decrease in ARPU per month for TiVo-Owned subscriptions during the fourth quarter ended January 31, 2008 as compared to the prior year period was the result of the recent change in amortization period for product lifetime subscriptions.

We calculate ARPU per month for MSOs/Broadcasters’ subscriptions by first subtracting TiVo-Owned-related service revenues (which includes TiVo-Owned subscription service revenues and TiVo-Owned related advertising revenues) from our total reported service revenues. Then we divide average revenues per month for MSOs/Broadcasters’-related service revenues by average subscriptions for the period. The above table shows this calculation.

Beginning in February 2006, pursuant to the most recent amendment of our agreement with DIRECTV, TiVo defers a portion of the DIRECTV subscription fees equal to the fair value of the undelivered development services. Additionally, beginning in February 2007, DIRECTV began paying us a monthly fee for all DIRECTV households with DIRECTV receivers with TiVo service similar to the lower amount paid by DIRECTV for households with DIRECTV receivers with TiVo service deployed since March 15, 2002, subject to a monthly minimum payment by DIRECTV.